UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12
FINANCIAL INVESTORS TRUST
(Name of Registrant as Specified In Its Charter)
(Name of Person Filing Proxy Statement, if other than the Registrant)

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FINANCIAL INVESTORS TRUST

Emerald Banking and Finance Fund
Emerald Growth Fund
Emerald Insights Fund
Emerald Small Cap Value Fund

August 6, 2018

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by the shareholders (the “Shareholders”) of the Emerald Banking and Finance Fund, the Emerald Growth Fund, the Emerald Insights Fund, and the Emerald Small Cap Value Fund (each a “Fund” and collectively, the “Funds”), each a series of the Financial Investors Trust (the “Trust”), at a meeting to be held on September 14, 2018 (the “Meeting”). During the Meeting, the shareholders of each Fund will vote separately on a proposal (the “Proposal”) to approve a new investment advisory agreement with Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”).

Please review the Proxy Statement and cast your vote on the Proposal. After consideration of the Proposal, the Board of Trustees of the Trust (the “Board of Trustees”) has unanimously approved the Proposal. The Board of Trustees recommends that you vote FOR the Proposal.

Proposal:

Emerald serves as the adviser to the Funds and is responsible for the day-to-day management of the Funds’ assets.

On July 19, 2018, the ultimate parent company of the Adviser entered into a purchase agreement pursuant to which a subsidiary of 1251 Capital Group, Inc. (“1251 Capital”) will acquire 51% of the equity of Emerald Asset Management PA, LLC (“EAM”), the direct parent company of the Adviser (the “Transaction”). According to the Adviser, the objectives of the purchase include to enhance the strength and stability of the Adviser and to successfully position it for future growth by enhancing key employee retention and recruiting, paying down debt, and adding 1251 Capital competencies and expertise to EAM’s Board of Directors. Current EAM and Adviser management will continue to run each company and maintain operating independence in the day-to-day decisions including but not limited to investment process and function.

The completion of the Transaction is contemplated to occur on or before September 28, 2018 (the date on which the closing actually occurs is referred to in these materials as the “Closing Date”), and will cause a change of control for Emerald and, therefore, result in the termination of the Funds’ current investment advisory agreement with Emerald (the “Current Advisory Agreement”).

In anticipation of the completion of the Transaction and related events, the Board of Trustees has reviewed and approved a new investment advisory agreement (the “New Advisory Agreement”). If approved by shareholders of a Fund, the New Advisory Agreement will take effect on the Closing Date, and will allow Emerald to continue to serve as the investment adviser to that Fund, under terms that are the same in all material respects to the Current Advisory Agreement, except that there will be a new commencement date and an initial one (1) year term for the New Advisory Agreement, with annual renewal thereafter subject to approval. The Current Advisory Agreement has an initial two (2) year term, with annual renewal thereafter subject to approval.

To provide for continuity in the operation of the Funds, and to enable the Funds to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreement. Under the New Advisory Agreement, Emerald will continue to provide investment advisory services to the Funds subject to the oversight of the Board of Trustees, under terms described above and for the same fees that are currently in effect.

No Fund’s investment objectives and investment strategies will change as a result of the Transaction. The investment advisory personnel of Emerald who provide services to each Fund are expected to remain the same.

The Transaction and the proposal are discussed in detail in the enclosed Proxy Statement. Approval of the New Advisory Agreement will neither alter the number of shares you own in the Funds nor cause a change to the advisory fee rate payable to any Fund’s investment adviser.

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS A VOTE FOR THE PROPOSAL.

Your vote is important no matter how many shares you own. The proxy documents explain the proposal in detail, and we encourage you to review the proxy documents. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If you have any questions about the proposal or the voting instructions, you may call AST Fund Solutions, LLC, our proxy solicitation firm, at 877- 283-0321.

Very truly yours,

/s/ Edmund J. Burke

Edmund J. Burke
President of Financial Investors Trust

FINANCIAL INVESTORS TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held On
September 14, 2018

1290 Broadway, Suite 1100
Denver, Colorado 80203

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Emerald Banking and Finance Fund, the Emerald Growth Fund, the Emerald Insights Fund, and the Emerald Small Cap Value Fund (each a “Fund” and collectively, the “Funds”), each a series of Financial Investors Trust (the “Trust”), will be held in the offices of the Trust, at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on September 14, 2018 at 10:00 a.m. Mountain time.

At the Meeting, each Fund’s shareholders will be asked to act upon the following:

1.(For each Fund) To approve a new Investment Advisory Agreement among the Trust, on behalf of the Fund, and Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) (the “Proposal”);

2.To transact such other business as may properly come before the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Any shareholder who owned shares of the Funds as of the close of business on July 17, 2018 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Funds, or by voting in person at the Meeting.

Proposal:

Emerald serves as the adviser to the Funds and is responsible for the day-to-day management of the Funds’ assets.

On July 19, 2018, the ultimate parent company of the Adviser entered into a purchase agreement pursuant to which a subsidiary of 1251 Capital Group, Inc. (“1251 Capital”) will acquire 51% of the equity of Emerald Asset Management PA, LLC (“EAM”), the direct parent company of the Adviser (the “Transaction”). According to the Adviser, the objectives of the purchase include to enhance the strength and stability of the Adviser and to successfully position it for future growth by enhancing key employee retention and recruiting, paying down debt, and adding 1251 Capital competencies and expertise to EAM’s Board of Directors. Current EAM and Adviser management will continue to run each company and maintain operating independence in the day-to-day decisions including but not limited to investment process and function.

The completion of the Transaction is contemplated to occur on or before September 28, 2018 (the date on which the closing actually occurs is referred to in these materials as the “Closing Date”), and will cause a change of control for Emerald and, therefore, result in the termination of the Funds’ current investment advisory agreement with Emerald (the “Current Advisory Agreement”).

In anticipation of the completion of the Transaction and related events, the Board of Trustees has reviewed and approved a new investment advisory agreement (the “New Advisory Agreement”). If approved by shareholders of a Fund, the New Advisory Agreement will take effect on the Closing Date, and will allow Emerald to continue to serve as the investment adviser to that Fund, under terms that are the same in all material respects to the Current Advisory Agreement, except that there will be a new commencement date and an initial one (1) year term for the New Advisory Agreement, with annual renewal thereafter subject to approval. The Current Advisory Agreement has an initial two (2) year term, with annual renewal thereafter subject to approval.

To provide for continuity in the operation of the Funds, and to enable the Funds to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreement. Under the New Advisory Agreement, Emerald will continue to provide investment advisory services to the Funds subject to the oversight of the Board of Trustees, under terms described above and for the same fees that are currently in effect.

No Fund’s investment objectives and investment strategies will change as a result of the Transaction. The investment advisory personnel of Emerald who provide services to each Fund are expected to remain the same.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of Financial Investors Trust, on behalf of the Funds.

/s/ Karen S. Gilomen

Karen S. Gilomen
Secretary

August 6, 2018

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be
Held on September 14, 2018 or any adjournment or postponement thereof

This Notice and Proxy Statement are available on the internet at https://www.proxyonline.com/docs/EmeraldFunds2018.pdf. On this website, you will be able to access this Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders. To request a copy of this Notice, the Proxy Statement or a Form of Proxy please call 877-283-0321. You may also call for information on how to obtain directions to be able to attend the Meeting in person. Copies of each Fund’s annual report have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with each Fund’s annual report. You may request a copy of the annual report by calling 855-828-9909 or by visiting the Funds’ website at www.emeraldmutualfunds.com.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder proposal. Your vote is important.

QUESTIONS AND ANSWERS

General:

Q.What am I being asked to vote on?

A.At the Meeting, you will be asked to act upon the following:

1.(For each Fund) To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) (the “Proposal”) and

2.To transact such other business as may properly come before the Meeting and any adjournments thereof.

Q.Why are you sending me this information?

A.  You are receiving these proxy materials because you own shares in the Funds and have the right to vote on this very important proposal concerning your investment.

Q.  Who will bear the costs related to this proxy solicitation?

A. Emerald, 1251 Capital, or one of their affiliates has agreed to bear the costs related to this proxy solicitation.

Q.  Who is entitled to vote?

A.  If you owned shares of the Funds as of the close of business on July 17, 2018 (the “Record Date”), you are entitled to vote with respect to the proposal.

Q.  When and where will the Meeting be held?

A.  The Meeting will be held in the offices of the Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on September 14, 2018 at 10:00 a.m. Mountain time.

Q.  How do I vote my shares?

A.  For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement.

Q.  What vote is required to approve the Proposal?

A.   The Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Funds. Under the Investment Company Act of 1940, as amended (the “1940 Act”), that means an affirmative vote of the lesser of (a) 67% or more of the shares of the Funds present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q.  What happens if I sign and return my proxy card but do not mark my vote?

A.   Your proxy will be voted in favor of the proposal.

Q.  May I revoke my proxy?

A.   You may revoke your proxy at any time before it is exercised by giving written notice of your revocation to the Funds, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy, and voting in person.

Q.  How can I obtain a copy of each Fund’s annual or semi-annual report?

A.   If you would like to receive a copy of the latest annual or semi-annual report(s) for the Funds, please call 855-828-9909, or write to ALPS Fund Services, Inc., P.O. Box 8556, Denver, Colorado 80201. The reports will be furnished free of charge.

Q.  Whom should I call for additional information about this Proxy Statement?

A.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call AST Fund Solutions, LLC, our proxy solicitation firm, toll free at 877-283-0321.

Proposal

Q.  What is happening?

A.  Emerald serves as the adviser to the Funds and is responsible for the day-to-day management of the Funds’ assets.

On July 19, 2018, the ultimate parent company of the Adviser entered into a purchase agreement pursuant to which a subsidiary of 1251 Capital Group, Inc. (“1251 Capital”) will acquire 51% of the equity of Emerald Asset Management PA, LLC (“EAM”), the direct parent company of the Adviser (the “Transaction”). According to the Adviser, the objectives of the purchase include to enhance the strength and stability of the Adviser and to successfully position it for future growth by enhancing key employee retention and recruiting, paying down debt, and adding 1251 Capital competencies and expertise to EAM’s Board of Directors. Current EAM and Adviser management will continue to run each company and maintain operating independence in the day-to-day decisions including but not limited to investment process and function.

The completion of the Transaction is contemplated to occur on or before September 28, 2018 (the date on which the closing actually occurs is referred to in these materials as the “Closing Date”), and will cause a change of control for Emerald and, therefore, result in the termination of the Funds’ current investment advisory agreement with Emerald (the “Current Advisory Agreement”).

In anticipation of the completion of the Transaction and related events, the Board of Trustees has reviewed and approved a new investment advisory agreement (the “New Advisory Agreement”). If approved by shareholders of a Fund, the New Advisory Agreement will take effect on the Closing Date, and will allow Emerald to continue to serve as the investment adviser to that Fund, under terms that are the same in all material respects to the Current Advisory Agreement, except that there will be a new commencement date and an initial one (1) year term for the New Advisory Agreement, with annual renewal thereafter subject to approval. The Current Advisory Agreement has an initial two (2) year term, with annual renewal thereafter subject to approval.

To provide for continuity in the operation of the Funds, and to enable the Funds to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreement. Under the New Advisory Agreement, Emerald will continue to provide investment advisory services to the Funds subject to the oversight of the Board of Trustees, under terms described above and for the same fees that are currently in effect.

Q.  How will the Transaction or the approval of a New Advisory Agreement affect me as a Fund Shareholder?

A.  No Fund’s investment objectives or investment strategies will change as a result of the approval of the New Advisory Agreement or the completion of the Transaction, and you will still own the same shares in each Fund. The terms of the New Advisory Agreement are the same as the Current Advisory Agreement in all material respects except that there will be a new commencement date and initial term. The advisory fee rates payable to Emerald will remain the same as under the Current Advisory Agreement.

If approved by the shareholders, the New Advisory Agreement will have an initial one-year term and will be subject to annual renewal thereafter. The Emerald portfolio managers who currently manage the Funds are expected to continue to manage the Funds under New Agreement are expected to remain the same. Each Fund is also expected to enter into a fee waiver letter agreement with Emerald with substantially similar material terms as the fee waiver letter agreement currently in place. The new fee waiver letter agreement will continue through August 31, 2020.

Q.  Will there be any changes to the Funds’ portfolio managers?

A.  The Funds’ portfolio managers are expected to remain the same immediately following the Closing Date.

Q.  Will the Funds’ names change as a result of the Transaction?

A.  No. No Fund’s name is expected to change.

Q.  Has the Board of Trustees approved the New Advisory Agreement and how do the Trustees of the Funds recommend that I vote?

A.  The Board of Trustees unanimously approved the New Advisory Agreement at a meeting held on May 21, 2018, and recommends that you vote FOR the Proposal.

Q.  What will happen if shareholders of the Funds do not approve the New Advisory Agreement?

A.   Shareholder approval of the New Advisory Agreement by both the Emerald Growth Fund and the Emerald Banking & Finance Fund is a requirement for the Transaction to be completed. The Transaction does not require shareholder approval of the New Advisory Agreement by either the Emerald Insights Fund or the Emerald Small Cap Value Fund. But, if either the Transaction is not approved or a Fund does not vote in favor of the proposal then the Board may consider all other available options, including without limitation, liquidating one or more of the Funds.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1)Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2)Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

(3)Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1)ABC Corp.	ABC Corp.
(2)ABC Corp.	John Doe, Treasurer
(3)ABC Corp. c/o John Doe, Treasurer	John Doe
(4)ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1)ABC Trust	Jane B. Doe, Trustee
(2)Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1)John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)Estate of John B. Smith	John B. Smith, Jr., Executor

FINANCIAL INVESTORS TRUST

Emerald Banking and Finance Fund
Emerald Growth Fund
Emerald Insights Fund
Emerald Small Cap Value Fund

PROXY STATEMENT

for the Special Meeting of Shareholders
to be held on September 14, 2018

1290 Broadway
Suite 1100
Denver, Colorado 80203

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Financial Investors Trust (the “Trust”), on behalf of the Emerald Banking and Finance Fund, the Emerald Growth Fund, the Emerald Insights Fund, and the Emerald Small Cap Value Fund (each a “Fund”, and collectively the “Funds”), each a series of the Trust, to be used at the special meeting of shareholders (the “Shareholders”) of the Funds to be held in the offices of the Trust, at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on September 14, 2018 at 10:00 a.m. Mountain time and at any adjournments thereof (such meeting and any adjournments being referred to as the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Funds via the mailing on or about August 6, 2018 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview (i) by officers and Trustees of the Funds, (ii) by officers, employees and agents of the Funds’ investment adviser, Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) and/or its affiliates, (iii) by officers, employees and agents of 1251 Capital Group, Inc. (“1251 Capital”) and/or its affiliates, (iv) by officers, employees and agents of the Funds’ administrator, ALPS Fund Services, Inc. (“ALPS”), and/or its affiliates; and/or (v) AST Fund Solutions, LLC, the Funds’ proxy solicitor. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, electronic mail or other electronic means.

At the Meeting, each Fund’s shareholders will be asked to act upon the following:

1.(For each Fund) To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Emerald (the “Proposal”); and

2.To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Trustees has set the close of business on July 17, 2018 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on the Proposal at the Meeting. The vote for the Proposal will be at the Fund level, meaning that the Shareholders of all classes of the Funds will vote together.

As of the Record Date, the number of Fund shares issued and outstanding is:

Fund	Number of Shares Issued and Outstanding
Emerald Banking and Finance Fund	46,858,275.356
Emerald Growth Fund	12,389,512.629
Emerald Insights Fund	804,647.014
Emerald Small Cap Value Fund	704,929.793

Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

GENERAL OVERVIEW

PROPOSAL: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

The Transaction

Emerald serves as the adviser to the Funds and is responsible for the day-to-day management of the Funds’ assets.

On July 19, 2018, the ultimate parent company of the Adviser entered into a purchase agreement pursuant to which a subsidiary of 1251 Capital Group, Inc. (“1251 Capital”) will acquire 51% of the equity of Emerald Asset Management PA, LLC (“EAM”), the direct parent company of the Adviser (the “Transaction”). According to the Adviser, the objectives of the purchase include to enhance the strength and stability of the Adviser and to successfully position it for future growth by enhancing key employee retention and recruiting, paying down debt, and adding 1251 Capital competencies and expertise to EAM’s Board of Directors. Current EAM and Adviser management will continue to run each company and maintain operating independence in the day-to-day decisions including but not limited to investment process and function.

The completion of the Transaction is contemplated to occur on or before September 28, 2018 (the date on which the closing actually occurs is referred to in these materials as the “Closing Date”), and will cause a change of control for Emerald and, therefore, result in the termination of the Funds’ current investment advisory agreement with Emerald (the “Current Advisory Agreement”).

In anticipation of the completion of the Transaction and related events, the Board of Trustees has reviewed and approved a new investment advisory agreement (the “New Advisory Agreement”). If approved by shareholders of a Fund, the New Advisory Agreement will take effect on the Closing Date, and will allow Emerald to continue to serve as the investment adviser to that Fund, under terms that are the same in all material respects to the Current Advisory Agreement, except that there will be a new commencement date and an initial one (1) year term for the New Advisory Agreement, with annual renewal thereafter subject to approval. The Current Advisory Agreement has an initial two (2) year term, with annual renewal thereafter subject to approval.

To provide for continuity in the operation of the Funds, and to enable the Funds to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreement. Under the New Advisory Agreement, Emerald will continue to provide investment advisory services to the Funds subject to the oversight of the Board of Trustees, under terms described above and for the same fees that are currently in effect.

New Advisory Agreement

To provide for continuity in the operation of the Funds, and to enable the Funds to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreement. Under the New Advisory Agreement, Emerald will continue to provide investment advisory services subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Current Advisory Agreement and for the same fees that are currently in effect.

No Fund’s investment objectives and investment strategies will change as a result of the Transaction. The investment advisory personnel of Emerald who provide services to the Funds are expected to remain the same.

Each of the members of the Board of Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds, Emerald, or 1251 Capital (the “Independent Trustees”), are expected to continue to serve on the Board of Trustees following the Closing Date. The Board of Trustees will continue to make decisions regarding the independent accountants, custodian, administrators, distributor and transfer agent of the Funds. Emerald is not proposing any changes to these existing service providers at this time.

Shareholders of the Funds are being asked to approve the New Advisory Agreement between the Trust, on behalf of the Funds and Emerald. Approval of the New Advisory Agreement is being sought so that the operation of the Funds can continue without interruption.

Board Approval and Recommendation

During its meeting on May 21, 2018, the Board of Trustees considered various factors relating to the Transaction and the New Advisory Agreement. In connection with such meeting, the Board reviewed certain information provided by Emerald and 1251 Capital at the Board’s request.

On May 21, 2018, the Board of Trustees of the Trust, including a majority of the Independent Trustees: (i) unanimously approved the New Advisory Agreement and (ii) unanimously recommended that Shareholders of the Funds approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “EVALUATION BY THE BOARD.”

Description and Comparison of Current and New Advisory Agreement

The form of the New Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section and the summaries in Exhibit B are qualified in their entirety by reference to Exhibit A. Exhibit B to this Proxy Statement shows, with respect to the Funds:

•the date of the Current Advisory Agreement;

•the date on which the Current Advisory Agreement were last approved by the Board;

•the aggregate amount of Emerald’s advisory fee and the amount and purpose of any other payments by the Funds or Emerald, or any of its affiliated persons or affiliated person of such person, during the fiscal year ended April 30, 2018;

•whether Emerald has waived, reduced or otherwise agreed to reduce its compensation with respect to the Funds under any applicable contract.

Except as described below, the terms of the New Advisory Agreement are the same in all material respects except that there will be a new initial term. The Prior Agreement was renewed by the Board of Trustees on December 12, 2017.

Services Provided

Under the terms of the Current Advisory Agreement, Emerald serves as the investment adviser for the Funds. Subject to the supervision of the Board of Trustees, Emerald provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. Generally, Emerald determines from time to time what securities and other investments will be purchased, retained or sold by the Funds, and provides such services for the Funds in accordance with the Funds’ investment objectives, policies, and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect or as supplemented from time to time.

Emerald’s responsibilities and obligations under the New Advisory Agreement for the Funds will be substantively identical to those under the Current Advisory Agreement.

Compensation

Under the terms of the Current Advisory Agreement, Emerald is entitled to receive an annual management fee from each Fund as described below, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly as soon as practicable after the last day of each month.

Fund	Breakpoints	Fee Rates (in bps)
Emerald Banking and Finance Fund	Up to and including $100,000,000 In excess of $100,000,000	100 bps 90 bps
Emerald Growth Fund	Up to and including $250,000,000 In excess of $250,000,000 up to and including $500,000,000 In excess of $500,000,000 up to and including $750,000,000 In excess of $750,000,000	75 bps 65 bps 55 bps 45 bps
Emerald Insights Fund	Up to and including $250,000,000 In excess of $250,000,000 up to and including $500,000,000 In excess of $500,000,000 up to and including $750,000,000 In excess of $750,000,000	75 bps 65 bps 55 bps 45 bps
Emerald Small Cap Value Fund	Up to and including $250,000,000 In excess of $250,000,000 up to and including $500,000,000 In excess of $500,000,000 up to and including $750,000,000 In excess of $750,000,000	75 bps 65 bps 55 bps 45 bps

The advisory fee rates payable to Emerald under the New Advisory Agreement will be identical to the fee rates payable under the Current Advisory Agreement.

Each Fund is also expected to enter into a new fee waiver letter agreement with Emerald with substantially similar material terms as the fee waiver letter agreement currently in place. The new fee waiver letter agreement will continue through August 31, 2020.

Liability of Emerald

Under the terms of the Current Advisory Agreement, Emerald is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Funds in connection with provision of services under the Current Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by Emerald of its obligations and duties under the Current Advisory Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”)). The New Advisory Agreement will provide for limitations of liability for Emerald substantively identical to those described above.

Term and Termination

The Current Advisory Agreement provides for an initial term of two (2) years, with annual renewal thereafter only if such continuance is specifically approved at least annually in conformance with the 1940 Act. The Current Advisory Agreement may be terminated (a) by the Funds at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Funds and (b) by the investment adviser at any time, without the payment of any penalty, on 60 days’ written notice to the other parties. The Current Advisory Agreement shall also terminate automatically in the event of its assignment.

The New Advisory Agreement will have an initial term of one (1) year, and otherwise will be substantively identical to the Current Advisory Agreement. The commencement date of the New Advisory Agreement is expected to be the date such agreement is approved by the Shareholders.

Portfolio Management

Each Fund’s portfolio managers are expected to remain the same immediately following the Closing Date.

Required Quorum and Vote

As provided under the governing documents of the Trust, the presence in person or by proxy of at least one-third of the votes entitled to be cast on any matter shall be a quorum as to such matter; provided, however, that any lesser number shall be sufficient for matters upon which the Shareholders vote at adjournments.

Assuming a quorum is present, approval of the Proposal separately requires the affirmative vote of a “majority of the outstanding voting securities” of the Funds, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Funds present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The vote for the Proposal will be at the Fund level, meaning that the Shareholders of all share classes of a Fund will vote together, and each Fund will vote separately.

Effect if the Proposal is Not Approved

Shareholder approval of the New Advisory Agreement by both the Emerald Growth Fund and the Emerald Banking & Finance Fund is a requirement for the Transaction to be completed. The Transaction does not require shareholder approval of the New Advisory Agreement by either the Emerald Insights Fund or the Emerald Small Cap Value Fund. But, if either the Transaction is not approved or a Fund does not vote in favor of the proposal then the Board may consider all other available options, including without limitation, liquidating one or more of the Funds.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE PROPOSAL.

***

EVALUATION BY THE BOARD

Summary of Board Meeting and Considerations

The Board of Trustees met in person on May 21, 2018 to evaluate, among other things, the Transaction, Emerald, and to determine whether approving the New Agreement was in the best interests of each Fund’s shareholders. At this meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In their consideration of the New Agreement, the Board and its counsel reviewed materials furnished by Emerald; communicated with senior representatives of Emerald regarding its personnel, operations and financial condition; and met with a representative of 1251 Capital Group. The Board also discussed the terms of the Transaction and the New Agreement, and considered their possible effects on each Fund and its shareholders.

During this meeting, the representatives of Emerald and 1251 Capital Group indicated their belief that the Transaction would not adversely affect (i) the continued operation of any Fund; or (ii) the capability of Emerald to continue to provide the same level of advisory services to any Fund. Those representatives indicated that they believed that the Transaction may provide certain benefits to a Fund, but also indicated that there could be no assurance as to any particular benefits that may result.

In connection with the Board’s recommendation that shareholders approve the New Agreement, the Trustees considered, among others, the following factors, but without identifying any single factor as all-important or controlling:

(i)the assurances from Emerald that the way each Fund’s assets are managed will not change in any material manner, that the personnel who currently manage each Fund’s assets will continue to do so after the Transaction, and that there is not expected to be any diminution in the nature, quality and extent of services provided to any Fund;

(ii)the fact that the material terms of the New Agreement, including the fees payable by each Fund, are substantively identical to the material terms of the Prior Agreement;

(iii)the history, reputation, qualifications and background of Emerald and 1251 Capital Group and their key personnel;

(iv)the fact that Fund shareholders will not bear any costs relating to the Transaction, insofar as Emerald and its affiliates thereof have agreed to pay such expenses, including proxy solicitation expenses;

(v)information provided by representatives of Emerald and 1251 Capital Group regarding the anticipated impact of the Transaction; and

(vi)other factors described in greater detail below.

Board Consideration of the New Agreement

The 1940 Act requires that the Board of Trustees of each Fund review each Fund’s advisory contract and consider whether to approve, and to recommend that the shareholders approve, that contract.

In anticipation of the Board’s meeting on May 21, 2018 and as part of the process to consider the New Agreement, legal counsel to the Independent Trustees requested certain information from Emerald. In response to these requests, the Independent Trustees received reports from Emerald that addressed specific factors to be considered by the Board. The Board also received from counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of advisory contracts.

At the May 21, 2018 meeting, the Trustees met in person and discussed with representatives from Emerald and 1251 Capital Group the general plans and intentions regarding each Fund. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of Emerald in connection with the Transaction, including the anticipated senior management structure. The Independent Trustees met to consider Emerald’s recommendations as to the approval of the New Agreement. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that its approval was in the best interests of each Fund and its shareholders.

In voting to approve the New Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent, and Quality of the Services: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to each Fund under the New Agreement. The Trustees reviewed certain background materials supplied by Emerald in its presentation, including its Form ADV. The Trustees reviewed and considered Emerald’s investment advisory personnel, its history as an asset manager, and its performance. The Trustees also noted the research and decision-making processes utilized by Emerald, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of each Fund.

The Trustees considered the background and experience of Emerald’s management in connection with each Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of each Fund.

The Trustees also reviewed, among other things, Emerald’s Code of Ethics.

Investment Advisory Fee Rate:

The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of each Fund, to Emerald of 1.00% of the Emerald Banking and Finance Fund’s daily average net asset up to and including $100 million and 0.90% in excess of $100 million and 0.75% of each of the other Fund’s daily average net assets up to and including $250 million, 0.65% in excess of $250 million and up to and including $500 million, 0.55% in excess of $500 million and up to and including $750 million, and 0.45% in excess of $750 million, in light of the extent and quality of the advisory services provided by Emerald to the Funds.

The Board received and considered information including a comparison of each Fund’s contractual advisory fees and total expenses (net of waivers) with those of funds in the expense groups and universes of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the Banking and Finance Fund’s contractual advisory fee rate, for each share class, was above its Data Provider peer group median contractual advisory fee rate. The Trustees further noted that each of the other Fund’s contractual advisory fee rates, for each share class, were at or below their respective Data Provider peer group median contractual advisory fee rates.

Total Expense Ratio:

The Trustees further reviewed and considered the total expense ratios (after waivers) of 1.43% for Class A, 2.08% for Class C, 1.14% for Institutional Class, and 1.48% for Investor Class of the Emerald Banking and Finance Fund; 1.08% for Class A, 1.73% for Class C, 0.77% for Institutional Class, and 1.13% for Investor Class of the Emerald Growth Fund; 1.35% for Class A, 2.00% for Class C, 1.05% for Institutional Class, and 1.40% for Investor Class of the Emerald Insights Fund; and 1.35% for Class A, 2.00% for Class C, 1.00% for Institutional Class, and 1.25% for Investor Class of the Emerald Small Cap Value Fund.

The Trustees noted that the total expense ratios (after waivers) for all classes of the Emerald Growth Fund and the Emerald Insights Fund were below or equal to the applicable Data Provider median total expense ratios (after waivers). The Trustees also noted that the total expense ratios (after waivers) for all classes of Emerald Banking and Finance Fund were greater or equal to the applicable Data Provider median total expense ratios (after waivers). The Trustees also noted that the total expense ratios (after waivers) for Class C, Institutional Class, and Investor Class of Emerald Small Cap Value Fund were below or equal to the applicable Data Provider median total expense ratios (after waivers) and for Class A were above.

Performance:

The Trustees reviewed performance information for each Fund for the 3-month, 1-year, 3-year, 5-year, 10-year, and since inception periods ended March 31, 2018, as applicable. That review included a comparison of each Fund’s performance to the performance of the group of comparable funds selected by the Data Provider. The Trustees noted that the performance of all of the share classes of the Emerald Small Cap Value Fund for the available time periods were above their respective Data Provider universe median; the performance of all of the share classes of the other Emerald Banking and Finance Fund for the available time periods were above their respective Data Provider universe median, except for the one-year period; the performance of all of the share classes of the Emerald Growth Fund were generally above their respective Data Provider universe median, except for the 3-month time period; and the performance of all of the share classes of the Emerald Insights Fund were below their respective Data Provider universe median.

Comparable Accounts: The Trustees noted certain information provided by Emerald regarding fees charged to its other clients utilizing a strategy similar to that employed by each Fund.

In addition, the Adviser or its affiliate serves as investment sub-adviser to the following funds whose investment objective is similar to the Emerald Growth Fund, each with the following characteristics:

Fund Name	6/30/18 AUM	Emerald Entity	Compensation	Nature of Relationship	Other Sub-advisers on Product
Prudential AST Small-Cap Growth Portfolio (Advanced Series Trust)	$465,862,089	Emerald Mutual Fund Advisers Trust (“Adviser”)	0.45% of combined average daily net assets up to $100 million; and 0.40% of combined average daily net assets over $100 million	Subadvisory (Not Investment Adviser - responsibilities limited to portfolio management only)	UBS Asset Management (Americas) Inc.
Principal Funds, Inc./SmallCap Growth I (PFI SmallCap Growth I)	$420,648,452	Emerald Advisers, LLC	0.50% on the first $200 million, and 0.45% thereafter	Subadvisory (Not Investment Adviser - responsibilities limited to portfolio management only)	AllianceBernstein L.P., Brown Advisory, LLC

Neither the Adviser nor its affiliate has waived, reduced, or otherwise agreed to reduce its compensation under any either contract.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by Emerald based on the fees payable under the New Agreement with respect to each Fund. The Trustees considered the profits, if any, anticipated to be realized by Emerald in connection with the operation of each Fund. The Board then reviewed Emerald Advisers Inc.’s audited consolidated financial statements for the years ended September 30, 2017 and 2016 to analyze the financial condition and stability and profitability of Emerald. The Board also discussed the investment to be made by 1251 Capital Group.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund will be passed along to the shareholders under the New Agreement, noting that each Fund had breakpoints in its advisory fee schedule.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Emerald from its relationship with each Fund, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

•the nature, extent and quality of services rendered by Emerald under the New Agreement with respect to each Fund would be adequate;

•the Banking and Finance Fund’s contractual advisory fee rate, for each share class, was above its Data Provider peer group median contractual advisory fee rate, and for each of the other Fund’s contractual advisory fee rates, for each share class, were at or below their respective Data Provider peer group median contractual advisory fee rates;

•the total expense ratios (after waivers) for all classes of the Emerald Growth Fund and the Emerald Insights Fund were below or equal to the applicable Data Provider median total expense ratios (after waivers). The Trustees also noted that the total expense ratios (after waivers) for all classes of Emerald Banking and Finance Fund were greater or equal to the applicable Data Provider median total expense ratios (after waivers). The Trustees also noted that the total expense ratios (after waivers) for Class C, Institutional Class, and Investor Class of Emerald Small Cap Value Fund were below or equal to the applicable Data Provider median total expense ratios (after waivers) and for Class A were above;

•performance of all of the share classes of the Emerald Small Cap Value Fund for the available time periods were above their respective Data Provider universe median; the performance of all of the share classes of the other Emerald Banking and Finance Fund for the available time periods were above their respective Data Provider universe median, except for the one-year period; the performance of all of the share classes of the Emerald Growth Fund were generally above their respective Data Provider universe median, except for the 3-month time period; and the performance of all of the share classes of the Emerald Insights Fund were below their respective Data Provider universe median;

•bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Emerald’s other clients employing a comparable strategy to a Fund was not indicative of any unreasonableness with respect to the advisory fee payable by that Fund;

•the profit, if any, realized by Emerald in connection with the operation of a Fund is not unreasonable to that Fund; and

•there were no material economies of scale or other incidental benefits accruing to Emerald in connection with its relationship with a Fund, other than noting that each Fund had breakpoints in its advisory fee schedule.

Based on its evaluation of the considerations, the Board unanimously voted to approve the New Agreement, and to recommend to the shareholders of each Fund that they approve the New Agreement.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Board of Trustees intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. The Board believes that the Transaction will not result in the imposition of an “unfair burden” on the Funds. At the present time, four (4) of the five (5) Trustees are classified as Independent Trustees and following the Transaction, all four (4) of the Independent Trustees will continue to be classified as such.

In addition, the Funds are also expected to enter into a new fee waiver letter agreement with Emerald with substantially similar material terms as the fee waiver letter agreement currently in place. The new fee waiver letter agreement will continue through August 31, 2020.

INFORMATION ABOUT EMERALD MUTUAL FUND ADVISERS TRUST

Emerald Mutual Fund Advisers Trust (“Emerald”) is currently engaged to manage the investments of the Funds in accordance with the prospectus and other offering documents, investment objective, policies and limitations and investment guidelines established by Emerald and the Board of Trustees. Emerald and its parent company (Emerald Advisers, LLC) is located at 3175 Oregon Pike, Leola, PA 17540. As of March 31, 2018, Emerald had approximately $5.1 billion in assets under management.

Information regarding the principal executive officers and directors of Emerald their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation (all at Emerald)	Position(s) with the Funds (if any)
Kenneth G. Mertz II	Chief Executive Officer, President and Chief Investment Officer	Portfolio Manager
Stacey L. Sears	Senior Vice President	Portfolio Manager
Daniel W. Moyer, IV	Executive Vice President	None
James A. Meehan	Chief Compliance Officer	None
Scott L. Rehr	Chief Operating Officer	None

*The business address for each person listed is 3175 Oregon Pike, Leola, PA 17540.

Information regarding the Parents of Emerald and the basis of control is set forth below:

Name and Address*	Basis of Ownership	Percentage of Voting Securities Owned
Emerald Advisers, LLC	Direct	100%
Emerald Asset Management PA, LLC	Indirect	100%
Emerald Asset Management, Inc.	Indirect	100%
Emerald Asset Management Employee Stock Ownership Trust	Indirect	100%

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Investment Adviser, Co-Administrators, Distributor and Transfer Agent

ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as administrator and transfer agent to the Funds. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as distributor of the Funds’ shares.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, the number of Fund shares issued and outstanding is:

Fund	Number of Shares Issued and Outstanding
Emerald Banking and Finance Fund	46,858,275.356
Emerald Growth Fund	12,389,512.629
Emerald Insights Fund	804,647.014
Emerald Small Cap Value Fund	704,929.793

As of the Record Date, and to the best knowledge of the Trust, the following persons were known to own of record more than 5% of any class of the voting securities of the Funds:

Emerald Banking & Finance Fund

Class	Shareholder Name and Address	Percentage of Interest	Type of Ownership
Class A Shares	Morgan Stanley Smith Barney LLC New York, NY	15.85%	Record
Class A Shares	Charles Schwab & Co, Inc. San Francisco, CA	16.61%	Record
Class A Shares	National Financial Services, LLC Boston, MA	9.88%	Record
Class A Shares	Wells Fargo Advisors, LLC Saint Louis, MO	7.26%	Record
Class A Shares	Pershing LLC Jersey City, NJ	10.99%	Record
Class A Shares	Raymond James & Associates, Inc. St. Petersburg, FL	7.21%	Record
Class A Shares	Bear Stearns Securities Corp. Brooklyn, NY	6.75%	Record
Class C Shares	Charles Schwab & Co., Inc. San Francisco, CA	7.47%	Record
Class C Shares	Pershing LLC Jersey City, NJ	6.11%	Record
Class C Shares	Raymond James & Associates, Inc. St. Petersburg, FL	5.07%	Record
Class C Shares	Wells Fargo Advisors, LLC Saint Louis, MO	45.93%	Record
Class C Shares	Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	8.00%	Record
Class C Shares	Morgan Stanley Smith Barney LLC New York, NY	13.40%	Record
Institutional Class Shares	Charles Schwab & Co., Inc. San Francisco, CA	7.20%	Record
Institutional Class Shares	National Financial Services, LLC Boston, MA	5.50%	Record

Class	Shareholder Name and Address	Percentage of Interest	Type of Ownership
Institutional Class Shares	Wells Fargo Advisors, LLC Saint Louis, MO	31.63%	Record
Institutional Class Shares	Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	37.88%	Record
Investor Shares	National Financial Services, LLC Boston, MA	85.64%	Record

Emerald Growth Fund

Class	Shareholder Name and Address	Percentage of Interest	Type of Ownership
Class A Shares	Charles Schwab & Co., Inc. San Francisco, CA	22.00%	Record
Class A Shares	Pershing LLC Jersey City, NJ	6.19%	Record
Class A Shares	National Financial Services, LLC Boston, MA	25.30%	Record
Class A Shares	GWFS Equities, Inc. Greenwood Village, CO	5.16%	Record
Class C Shares	National Financial Services, LLC Boston, MA	5.20%	Record
Class C Shares	Wells Fargo Advisors, LLC Saint Louis, MO	37.68%	Record
Class C Shares	Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	7.20%	Record
Class C Shares	UBS Financial Services, Inc. Weehawken, NJ	7.13%	Record
Class C Shares	RBC Capital Markets, LLC Minneapolis, MN	5.90%	Record
Class C Shares	Morgan Stanley Smith Barney LLC New York, NY	20.54%	Record
Institutional Class Shares	Charles Schwab & Co., Inc. San Francisco, CA	7.40%	Record
Institutional Class Shares	National Financial Services, LLC Boston, MA	28.81%	Record
Institutional Class Shares	Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	5.90%	Record
Institutional Class Shares	MSCS Financial Services, LLC Denver, CO	6.16%	Record
Institutional Class Shares	GWFS Equities, Inc. Greenwood Village, CO	5.08%	Record
Institutional Class Shares	Lincoln Financial Advisors Corporation Fort Wayne, IN	5.89%	Record
Institutional Class Shares	Vanguard Fiduciary Trust Company Philadelphia, PA	19.06%	Record
Investor Shares	National Financial Services, LLC Boston, MA	28.80%	Record
Investor Shares	Merrill Lynch, Pierce, Fenner & Smith Jacksonville, FL	59.12%	Record

Emerald Insights Fund

Class	Shareholder Name and Address	Percentage of Interest	Type of Ownership
Institutional Class Shares	Charles Schwab & Co., Inc. San Francisco, CA	31.57%	Beneficial
Institutional Class Shares	Pershing LLC Jersey City, NJ	13.98%	Record
Institutional Class Shares	D. Volpe Lafayette HL, PA	5.43%	Record
Institutional Class Shares	GWFS Equities, Inc. Greenwood Village, CO	43.49%	Record
Investor Shares	R. Bolinger Lititz, PA	6.96%	Beneficial
Investor Shares	J. & E Garner Marietta, PA	63.19%	Beneficial
Investor Shares	J. Bodem Centralia, IL	7.49%	Beneficial
Investor Shares	C. & W. Zabelny Las Vegas, NV	20.51%	Beneficial

Emerald Small Cap Fund

Class	Shareholder Name and Address	Percentage of Interest	Type of Ownership
Class A Shares	Pershing LLC Jersey City, NJ	81.71%	Record
Class A Shares	RBC Capital Markets, LLC Minneapolis, MN	16.83%	Record
Class C Shares	National Financial Services, LLC Boston, MA	7.25%	Record
Class C Shares	RBC Capital Markets, LLC Minneapolis, MN	85.87%	Record
Institutional Class Shares	Pershing LLC Jersey City, NJ	38.96%	Record
Institutional Class Shares	National Financial Services, LLC Boston, MA	28.02%	Record
Institutional Class Shares	LPL Financial LLC San Diego, CA	10.73%	Record
Institutional Class Shares	RBC Capital Markets, LLC Minneapolis, MN	12.26%	Record
Institutional Class Shares	GWFS Equities, Inc. Greenwood Village, CO	7.58%	Record
Investor Shares	National Financial Services, LLC Boston, MA	35.41%	Record
Investor Shares	Y. & S. Rehr Wernersville, PA	5.52%	Beneficial
Investor Shares	Colorado State Bank & Trust. Co FBO M. Krahe Chagrin Falls, OH	24.16%	Record
Investor Shares	O. E. Tod Sarasota, FL	12.36%	Beneficial

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Funds.

Any person owning more than 25% of the outstanding shares of the Funds may be deemed to control it.

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, Emerald or any person controlling, controlled by or under common control with Emerald. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since May 1, 2017, to which Emerald was a party.

Other Information

During the most recent fiscal year ended April 30, 2018, no commissions were paid by the Funds to a broker affiliated with Emerald.

Payment of Solicitation Expenses

Emerald, 1251 Capital, or one of their affiliates will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. AST Fund Solutions, LLC, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of the proxy solicitation is expected to be approximately $365,000.

Delivery of Proxy Statement

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Funds has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 877-283-0321.

Other Business

The Board of Trustees does not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Board of Trustees is not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters. Each of the named proxies is an officer of the Trust.

Submission of Certain Shareholder Proposal

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Funds (if available), including financial statements of the Funds, have previously been sent to Fund shareholders. Upon request, each Fund’s most recent annual and subsequent semi-annual reports (when available) can be obtained at no cost. To request a report for the Funds, please call 303-623-2577, write to ALPS Fund Services, Inc., P.O. Box 8556, Denver, Colorado 80201, or visit www.emeraldmutualfunds.com.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of a Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For the Proposal, the Funds understand that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Proposal. A signed proxy card or other authorization by a beneficial owner of each Fund’s shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a matter. Abstentions and broker non-votes will be disregarded in determining the “votes cast” on the Proposal, and therefore, will have the effect of a vote against the Proposal.

Quorum; Adjournment

As provided under the governing documents of the Trust, the presence in person or by proxy of at least one-third of the votes entitled to be cast on any matter shall be a quorum as to such matter; provided, however, that any lesser number shall be sufficient for matters upon which the Shareholders vote at adjournments.

The presence of a quorum alone, however, is not sufficient to approve the Proposal (see “Vote Required” below). In the event a quorum is present at the Meeting, but sufficient votes to approve the Proposal have not been received or in the discretion of such persons, the shareholder present in person or by proxy may adjourn the Meeting. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Vote Required

Approval of the Proposal will require the affirmative vote of a “majority of the outstanding voting securities” of the Funds as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Funds present at the Meeting if more than 50% of the outstanding shares of the Funds are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Funds. The vote for the Proposal will be at the Fund level, meaning that the Shareholders of all share classes of a Fund will vote together, and each Fund will vote separately.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact AST Fund Solutions, LLC toll free at 877-283-0321. Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 9:00 p.m. Eastern time and Saturday, 10:00 a.m. Eastern time to 5:00 p.m. Eastern time.

EXHIBITS TO PROXY STATEMENT

EXHIBIT A: Form of New Advisory Agreement

EXHIBIT B: Data Regarding Current and New Advisory Agreement

EXHIBIT A

FINANCIAL INVESTORS TRUST
FORM OF INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this ____ day of ________, 2018, by and between Emerald Mutual Fund Advisers Trust, a Delaware statutory trust (the “Adviser”), and Financial Investors Trust, a Delaware statutory trust (the “Trust”), regarding the Funds listed in Appendix A (each individually a “Fund” and collectively the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of the Adviser. The Trust desires to employ each Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust dated November 30, 1993, its Bylaws, and in such Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Funds. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.Declaration of Trust;

b.Bylaws;

c.Resolutions of the Board of Trustees of the Trust selecting the Adviser as investment adviser to each Fund and approving the form of this Agreement; and

d.the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services Provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers (each, a “Sub-Adviser”): (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and use reasonable efforts to manage the Funds so that each Fund will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; (b) manage the Funds and furnish a continual investment program for the Funds in accordance with each Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for each Fund; (d) provide each Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund, and allocate assets (if so determined by the Adviser) of one or more Funds to separate sub-accounts of the approved Sub-Advisers, and determine what portion of each Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of each Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing. The appointment of Sub-Advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the appropriate Fund(s).

The Adviser will keep the Trust informed of developments materially affecting the Funds, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4. Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Funds, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Funds. The Adviser will not be required to pay any investment advisory related expenses of the Funds other than those specifically allocated to the Adviser in this paragraph. In particular, but without limiting the generality of the foregoing, each Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee with respect to each Fund, accrued daily at the rate of 1/365th (or 1/366th on any year in which the month of February has 29 days) of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month, in the amount of basis points set forth next to the name and the applicable breakpoint for such Fund on Appendix A times such Fund’s daily net assets within each applicable breakpoint.

6. Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever a Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by a Fund or the size of the position purchased or sold by a Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to one or more Funds in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of securities for the appropriate Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Funds the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of each Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for each Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to such Fund and/or other accounts over which the Adviser exercises investment discretion.

8. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9. Proxy Voting and Other Corporate Matters. The Adviser will take any and all action and provide any and all advice with respect to the voting of securities held by each Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time. The Adviser agrees to provide each Fund in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable such Fund to file Form N-PX as required by Rule 30b1-4 under the 1940 Act. With the approval of a Fund, the Adviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in such Fund, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Adviser deems appropriate to preserve or enhance the value of such Fund, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Adviser deems to be in the best interest of such Fund or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to arrange for the payment of their reasonable fees, expenses and related costs from such Fund.

10. Information and Reports. The Adviser shall keep each Fund informed of developments relating to its duties as Adviser of which the Adviser has, or should have, knowledge that would materially affect such Fund. In this regard, the Adviser shall provide each Fund and their respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as such Fund may from time to time reasonably request.

(a)Prior to each regular meeting of the Board of the Funds, the Adviser shall provide the Board with reports regarding the Adviser’s management of each Fund during the most recently completed quarter, which reports: (i) shall include Adviser’s representation that its performance of its investment management duties hereunder is in compliance with the Funds’ investment objectives and policies as described in each Fund’s Prospectus, the 1940 Act and applicable rules and regulations under the 1940 Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Adviser and the Fund.

(b)Each of the Adviser and each Fund shall provide the other party with a list, to the best of the Adviser’s or the applicable Fund’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Fund, as the case may be, and each of the Adviser and each Fund agrees promptly to update such list whenever the Adviser or a Fund becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

(c)The Adviser shall also provide each Fund with any information reasonably requested by such Fund regarding the Adviser’s management of the Fund’s assets required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by such Fund with the SEC.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the 1940 Act. The Adviser shall notify the Funds in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable each Fund to consider whether an assignment as defined in Section 2(a)(4) of the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Adviser.

12. Representations, Warranties and Agreements of the Adviser. The Adviser represents, warrants and agrees that:

(a)It is registered as an “investment adviser” under the Advisers Act.

(b)It will maintain, keep current and preserve on behalf of the Funds all books and records responsibilities delegated to the Adviser, in the manner required or permitted by the 1940 Act and the rules thereunder. The Adviser agrees that such records are the property of the Fund, and shall be surrendered to each Fund promptly upon request. The Funds acknowledge that Adviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

(c)It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the 1940 Act and shall provide the Funds with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser acknowledges receipt of the written code of ethics adopted by and on behalf of each Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Adviser shall certify to the Funds that the Adviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of a Fund, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Adviser shall furnish to the Funds a written report which complies with the requirements of Rule 17j-1 concerning the Adviser’s Code of Ethics. The Adviser shall permit the Funds to examine the reports required to be made by the Adviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

(d)It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Adviser and its supervised persons, and, to the extent the activities of the Adviser in respect of one or more Funds could affect a Fund, by such Fund, of “federal securities laws” (as defined in Rule 38a-1 under the 1940 Act), and that the Adviser has provided a Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by such Fund. The Adviser agrees to cooperate with periodic reviews by the Funds’ compliance personnel of the Adviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Funds from time to time such additional information and certifications in respect of the Adviser’s policies and procedures, compliance by the Adviser with federal securities laws and related matters as the Funds’ compliance personnel may reasonably request. The Adviser agrees to promptly notify each Fund of any compliance violations which affect such Fund’s assets.

(e)The Adviser will immediately notify the Funds of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Adviser will also immediately notify the Funds if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund.

13. Certifications. The Adviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Adviser’s duties and responsibilities under this Agreement.

14. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of one year and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice, be terminated at any time, in its entirety or with respect to any Fund, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Funds (or a Fund, if with regard to that specific Fund only), (in a manner consistent with the 1940 Act and the rules and regulations thereunder), individually, or by the Adviser.

15. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

16. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Emerald Mutual Fund Advisers Trust

3175 Oregon Pike

Leola, PA 17540

Attention: Daniel Moyer

dmoyer@teamemerald.com

717-396-1116

With a copy to:

Gregory J. Nowak, Esq.

Pepper Hamilton LLP

3000 Two Logan Square

Philadelphia, PA 19103

nowakg@pepperlaw.com

215-981-4893

To the Trust or the Funds at:

Financial Investors Trust

1290 Broadway

Suite 1100

Denver, Colorado 80203

Attn: Secretary

17. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Delaware law, without regard to the conflicts of laws provisions of such state, in a manner not in conflict with the provisions of the 1940 Act.

18. Miscellaneous. Neither the holders of shares of the Funds nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

EMERALD MUTUAL FUND ADVISERS TRUST	FINANCIAL INVESTORS TRUST, with respect to each of the Funds listed in Appendix A
By:	By:
Name:	Name:
Title:	Title:

Appendix A

Fund	Breakpoints	Fee Rates (in bps)

Emerald Banking and Finance Fund	Up to and including $100,000,000	100 bps

	In excess of $100,000,000	90 bps

Emerald Growth Fund	Up to and including $250,000,000	75 bps

	In excess of $250,000,000 up to and including $500,000,000	65 bps

	In excess of $500,000,000 up to and including $750,000,000	55 bps

	In excess of $750,000,000	45 bps

Emerald Insights Fund	Up to and including $250,000,000	75 bps

	In excess of $250,000,000 up to and including $500,000,000	65 bps

	In excess of $500,000,000 up to and including $750,000,000	55 bps

	In excess of $750,000,000	45 bps

Emerald Small-Cap Value Fund	Up to and including $250,000,000	75 bps

	In excess of $250,000,000 up to and including $500,000,000	65 bps

	In excess of $500,000,000 up to and including $750,000,000	55 bps

	In excess of $750,000,000	45 bps

B-1

EXHIBIT B

DATA REGARDING CURRENT AND NEW ADVISORY AGREEMENT

A.Dates of Current Agreement.

Current Agreement	Last approved by Board on	Last approved by Shareholders on
Emerald Banking and Finance Fund	December 12, 2017	March 16, 2012[1]
Emerald Growth Fund	December 12, 2017	March 16, 2012[2]
Emerald Insights Fund	December 12, 2017	July 31, 2014[3]
Emerald Small Cap Value Fund	December 12, 2017	June 26, 2015[4]

1Purpose of submission to shareholders was the reorganization of the Forward Banking and Finance Fund into the Emerald Banking and Finance Fund.

2Purpose of submission to shareholders was the reorganization of the Forward Growth Fund into the Emerald Growth Fund.

3Purpose of submission to shareholders was the inception of the Fund.

4Purpose of submission to shareholders was the reorganization of the Elessar Small Cap Value Fund into the Emerald Small Cap Value Fund.

B.Advisory Fee Rates Under Current and New Advisory Agreement for the Funds.

Under the terms of the Current Advisory Agreement, Emerald is entitled to receive an annual management fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly as soon as practicable after the last day of each month.

Fund	Breakpoints	Fee Rates (in bps)
Emerald Banking and Finance Fund	Up to and including $100,000,000 In excess of $100,000,000	100 bps 90 bps
Emerald Growth Fund	Up to and including $250,000,000 In excess of $250,000,000 up to and including $500,000,000 In excess of $500,000,000 up to and including $750,000,000 In excess of $750,000,000	75 bps 65 bps 55 bps 45 bps
Emerald Insights Fund	Up to and including $250,000,000 In excess of $250,000,000 up to and including $500,000,000 In excess of $500,000,000 up to and including $750,000,000 In excess of $750,000,000	75 bps 65 bps 55 bps 45 bps
Emerald Small Cap Value Fund	Up to and including $250,000,000 In excess of $250,000,000 up to and including $500,000,000 In excess of $500,000,000 up to and including $750,000,000 In excess of $750,000,000	75 bps 65 bps 55 bps 45 bps

The management fee payable to Emerald under the New Advisory Agreement will be the same as under the Current Advisory Agreement.

C.Payments to Emerald During the Fiscal Year Ended April 30, 2018.

Aggregate Advisory Fees Paid by the Fund to Emerald for Fiscal Year Ended 4/30/18	Aggregate Other Payments by the Fund to Emerald for Fiscal Year Ended 4/30/18	Aggregate Other Payments by the Fund to Affiliates of Emerald or Affiliates of Such Affiliates for Fiscal Year Ended 4/30/18
$8,768,933.22	$0.00	$2,351,353.99

B-2

E.Whether Emerald Has Waived, Reduced or Otherwise Agreed to Reduce its Compensation with respect to the Funds.

Emerald has contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional other expenses so as to limit each Fund’s Total Annual Fund Operating Expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses.

Emerald Banking and Finance Fund

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.84%, 2.49%, 1.54% and 1.89% respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2020. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Fund will not be obligated to pay any such deferred fees and expense more than three years after the date on which the fees and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2020, without the approval by the Fund’s Board of Trustees.

Emerald Growth Fund

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.29%, 1.94%, 0.99% and 1.34% respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2020. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fees and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2020, without the approval by the Fund’s Board of Trustees.

Emerald Insights Fund

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40% respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2020. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fees and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2020, without the approval by the Fund’s Board of Trustees.

Emerald Small Cap Value Fund

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2020 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.35%, 2.00%, 1.00% and 1.25% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above (the “Expense Agreement”) to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fees and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2020, without the approval by the Fund’s Board of Trustees.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

ADDRESS REGISTRATION

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at www.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. By PHONE with a representative when you call toll-free (877) 283-0321 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER	123456789102

EMERALD BANKING AND FINANCE FUND

a series of the Financial Investors Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 14, 2018

The undersigned, revoking previous proxies, if any, hereby appoints Karen S. Gilomen, Sareena Khwaja-Dixon, Jennifer Craig and Sharon Akselrod, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Emerald Banking and Finance Fund (the “Fund”), a series of the Financial Investors Trust (the “Trust”), at a meeting to be held at the offices of the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203, on September 14, 2018 at 10:00 a.m. Mountain time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 14, 2018. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/EmeraldFunds2018.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (877) 283-0321. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

EMERALD BANKING AND FINANCE FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of the Trust (the “Board”). Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board and the Proposal below is recommended for approval by shareholders of the Fund. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	PROPOSAL:	FOR	AGAINST	ABSTAIN

1.	To approve a new Investment Advisory Agreement among the Trust, on behalf of the Fund, and Emerald Mutual Fund Advisers Trust (“Emerald”).	○	○	○

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

THANK YOU FOR YOUR CONSIDERATION AND VOTING

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

ADDRESS REGISTRATION

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at www.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. By PHONE with a representative when you call toll-free (877) 283-0321 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER	123456789102

EMERALD GROWTH FUND

a series of the Financial Investors Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 14, 2018

The undersigned, revoking previous proxies, if any, hereby appoints Karen S. Gilomen, Sareena Khwaja-Dixon, Jennifer Craig and Sharon Akselrod, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Emerald Growth Fund (the “Fund”), a series of the Financial Investors Trust (the “Trust”), at a meeting to be held at the offices of the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203, on September 14, 2018 at 10:00 a.m. Mountain time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 14, 2018. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/EmeraldFunds2018.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (877) 283-0321. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

EMERALD GROWTH FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of the Trust (the “Board”). Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board and the Proposal below is recommended for approval by shareholders of the Fund. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	PROPOSAL:	FOR	AGAINST	ABSTAIN

1.	To approve a new Investment Advisory Agreement among the Trust, on behalf of the Fund, and Emerald Mutual Fund Advisers Trust (“Emerald”).	○	○	○

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

THANK YOU FOR YOUR CONSIDERATION AND VOTING

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

ADDRESS REGISTRATION

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at www.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. By PHONE with a representative when you call toll-free (877) 283-0321 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER	123456789102

EMERALD INSIGHTS FUND

a series of the Financial Investors Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 14, 2018

The undersigned, revoking previous proxies, if any, hereby appoints Karen S. Gilomen, Sareena Khwaja-Dixon, Jennifer Craig and Sharon Akselrod, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Emerald Insights Fund (the “Fund”), a series of the Financial Investors Trust (the “Trust”), at a meeting to be held at the offices of the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203, on September 14, 2018 at 10:00 a.m. Mountain time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 14, 2018. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/EmeraldFunds2018.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (877) 283-0321. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

EMERALD INSIGHTS FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of the Trust (the “Board”). Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board and the Proposal below is recommended for approval by shareholders of the Fund. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	PROPOSAL:	FOR	AGAINST	ABSTAIN

1.	To approve a new Investment Advisory Agreement among the Trust, on behalf of the Fund, and Emerald Mutual Fund Advisers Trust (“Emerald”).	○	○	○

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

THANK YOU FOR YOUR CONSIDERATION AND VOTING

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

ADDRESS REGISTRATION

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at www.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. By PHONE with a representative when you call toll-free (877) 283-0321 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER	123456789102

EMERALD SMALL CAP VALUE FUND

a series of the Financial Investors Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 14, 2018

The undersigned, revoking previous proxies, if any, hereby appoints Karen S. Gilomen, Sareena Khwaja-Dixon, Jennifer Craig and Sharon Akselrod, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Emerald Small Cap Value Fund (the “Fund”), a series of the Financial Investors Trust (the “Trust”), at a meeting to be held at the offices of the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203, on September 14, 2018 at 10:00 a.m. Mountain time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 14, 2018. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/EmeraldFunds2018.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (877) 283-0321. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

EMERALD SMALL CAP VALUE FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of the Trust (the “Board”). Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board and the Proposal below is recommended for approval by shareholders of the Fund. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	PROPOSAL:	FOR	AGAINST	ABSTAIN

1.	To approve a new Investment Advisory Agreement among the Trust, on behalf of the Fund, and Emerald Mutual Fund Advisers Trust (“Emerald”).	○	○	○

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

THANK YOU FOR YOUR CONSIDERATION AND VOTING